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                                                                    Exhibit 24.1


                     DIRECTORS, OFFICERS AND REPRESENTATIVES
                           OF GRANT GEOPHYSICAL, INC.
                              AND ITS SUBSIDIARIES

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

                  Each of the undersigned officers, directors and representatives of Grant Geophysical, Inc., a Delaware corporation (the "Corporation"), and its subsidiaries, hereby constitutes and appoints Jonathan
D. Pollock, Larry E. Lenig, Jr. and Michael P. Keirnan and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-4 relating to the registration of the offering for exchange of the 9 3/4% Senior Notes due 2008, Series B, of the Corporation, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever that any of said attorneys or their substitutes may deem necessary or desirable, in his or their sole discretion, with any such act or thing being hereby ratified and approved in all respects without any further act or deed whatsoever.

                  EXECUTED as of March 19, 1998.




/s/ Charles Ackerman                    /s/ Michael P. Keirnan
--------------------------              -------------------------------------
Charles Ackerman                        Michael P. Keirnan

/s/ W. Richard Anderson                 /s/ Larry E. Lenig, Jr.
--------------------------              -------------------------------------
W. Richard Anderson                     Larry E. Lenig, Jr.

/s/ James R. Brock                      /s/ Mitchell L. Peters
--------------------------              -------------------------------------
James R. Brock                          Mitchell L. Peters

/s/ Barry K. Burl                       /s/ Jonathan D. Pollock
--------------------------              -------------------------------------
Barry K. Burt                           Jonathan D. Pollock

/s/ Narciso Chiquillo                   /s/ Donald G. Russell
--------------------------              -------------------------------------
Narciso Chiquillo                       Donald G. Russell

/s/ J. Kelly Elliott                    /s/ Roberto B. Vianna
--------------------------              -------------------------------------
J. Kelly Elliott                        Roberto B. Vianna

/s/ D. Hugh Fraser                      /s/ Donald W. Wilson
--------------------------              -------------------------------------
D. Hugh Fraser                          Donald W. Wilson

/s/ W. Jay Jones
--------------------------
W. Jay Jones